UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 141-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Harris Stratex Networks, Inc.
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Important Notice Regarding the Availability of Proxy Materials for Harris Stratex Networks, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/hstx. To submit your proxy while visiting this site you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the In-ternet. We have chosen to use these procedures for our 2008 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before November 10, 2008. View Proxy Materials and Annual Report Online at www.proxydocs.com/hstx A convenient way to view proxy materials and VOTE! Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/hstx (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other relocated in the shaded gray box below. quests, instructions or other inquiries should be included with your e-mail requesting material. To view your proxy materials online, go to www.proxydocs.com/hstx. Have the 12 digit control number available when you access the website and follow the instructions. Harris Stratex Networks, Inc. Notice of Annual Meeting Date: Thursday, November 20, 2008 Time: 3:30 P.M. (Pacifi c Time) Place: 120 Rose Orchard Way, San Jose, California 95134 The purpose of the Annual Meeting is to take action on four proposals: Proposal One — Election of Directors. Class A Director nominees (elected by Class A and Class B common stockholders) are Charles D. Kissner, William A. Hasler, Clifford H. Higgerson and Edward F. Thompson. Proposal Two — Ratifi cation of selection of Ernst & Young LLP as our independent registered public accounting fi rm. Proposal Three — Approval of the material terms of the Annual Incentive Plan. Proposal Four — Approval of the material terms of the 2007 Stock Equity Plan. The Board of Directors recommends that you vote IN FAVOR of all proposals. Also, at the Annual Meeting Harris Corporation will re-elect the following nominees as Class B directors: Harald J. Braun, Eric C. Evans, Howard L. Lance, Dr. Mohsen Sohi and Dr. James C. Stoffel. Should you require directions to the annual meeting, please call 408-943-0777 ACCOUNT NO. # SHARES Copyright © 2007 Mediant Communications LLC. All Rights Reserved